UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2014

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

CNB BANK

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2014, CNB Financial Corporation (the “Company”) announced that its Board of Directors (the “Board”) approved a stock repurchase program authorizing management to repurchase up to 500,000 shares of the Company’s common stock on the open market or in privately negotiated transactions. The stock repurchase program will replace the Company’s existing stock repurchase program, which was terminated in connection with the establishment of the new program.

On November 12, 2014, the Board declared a quarterly cash dividend of $16.5 cents per share to be paid on December 15, 2014 to shareholders of record as of December 1, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: November 12, 2014	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 12, 2014